Exhibit 99.2

Enhancing a Premier New York Banking Franchise November 5, 2014

PAGE 2 Forward Looking Statements The information presented herein contains forward looking statements within the meaning of the Private Securities Hudson -looking -looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Sterling and Hudson Valley, and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Exchange Commission, the following factors among others, could cause actual results to differ materially from forwardlooking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Sterling and Hudson Valley shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Sterling and Hudson Valley businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

PAGE 3 Additional Information About the Proposed Transaction and Where to Find It Investors -K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Sterling Bancorp with the Sterling Bancorp by requesting them in writing to Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901 Attention: Investor Relations, or by telephone at (845) 369-8040. The charge from Hudson Valley Holding Corp. by requesting them in writing to Hudson Valley Holding Corp., c/o Hudson Valley Bank, 21 Scarsdale Road, Yonkers, New York 10707; Attention: Investor Relations, or by telephone at (914) 961-6100. In connection with the proposed transaction, Sterling Bancorp intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Hudson Valley Holding Corp. and Sterling Bancorp and a prospectus of Sterling Bancorp, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Hudson Valley Holding Corp. and Sterling Bancorp are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the stockholders of each institution seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration Valley Holding Corp. by writing to the addresses provided for each company set forth in the paragraphs above. Sterling Bancorp, Hudson Valley Holding Corp., their directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies from Sterling Bancorp and Hudson Valley Holding Corp. stockholders in connection with the proposed transaction. Information about the directors and executive officers of Sterling Bancorp and their ownership of Sterling s, as previously filed with the SEC on January 10, 2014. Information about the directors and executive officers of Hudson Valley Holding Corp. and their ownership of Hudson Valley Holding Corp. common stock is set forth in the definitive proxy statement for Hudson may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of the registration statement and joint proxy statement/prospectus may be obtained as described in the paragraphs above.

Transaction Highlights

Strategic Rationale	▪ Creates a $10B+ premier commercial banking franchise focused on the small-to-middle market business segment in the New York metropolitan area ▪ Enhances scale - creates the #10 deposit rank among regional banks in the New York MSA ▪ Leverage Sterling's commercial lending expertise with Hudson Valley's differentiated deposit products – Diversified commercial loan origination capabilities – Combined company has "best-in-class" deposit mix and funding cost ▪ Strong pro forma funding and liquidity profile – Significant excess liquidity increases lending opportunities – Strengthens asset sensitivity position ▪ Provides scalable presence in attractive Westchester market
Financial Impact	▪ Tangible book value dilution of ~1% earned back within 1.2 years ▪ Accretive to 2015E EPS and ~7% accretive to 2016E EPS ▪ IRR of ~19% ▪ Significant value creation opportunity for shareholders via redeployment of low cost excess liquidity

PAGE 4

Transaction Overview

Consideration	▪ Fixed exchange ratio of 1.92 Sterling shares for each Hudson Valley share ▪ 100% stock ▪ Aggregate deal value of ~$539 million based on STL closing price of $13.99 on November 4, 2014 (1)
Pro Forma Ownership	▪ 68.5% Sterling / 31.5% Hudson Valley
Bank Merger	▪ Hudson Valley Bank to merge into Sterling National Bank
Name	▪ Sterling Bancorp and Sterling National Bank
Principal Offices	▪ Potential move of principal executive offices to Westchester County will be considered
Management and Board Composition	▪ Jack Kopnisky, President & CEO; Luis Massiani, CFO; engagement of combined STL and HVB executives ▪ Combined board will include 4 current Hudson Valley board members
Required Approvals	▪ Approval of Sterling Bancorp and Hudson Valley Holding Corp. shareholders ▪ Customary regulatory approvals
Targeted Closing	▪ Second quarter 2015

(1) Aggregate deal value includes cash out of restricted stock units and stock options outstanding at close.

PAGE 5

PAGE 6 Combined Franchise (1) Represents long-term targets upon full realization of cost savings and deployment of excess liquidity. STL HVB ($ in MMs) 9/30/2014 9/30/2014 Assets $7,337 $3,120 $10,457 Gross Loans Including Held For Sale 4,760 1,828 6,589 Deposits 5,299 2,769 8,067 Cash and Securities 1,934 1,204 3,138 Number of Branches 32 28 60 Deposits / Branch $166 $99 $134 Core Deposits / Total Deposits 90.17% 95.97% 92.16% C & I Loans / Total Loans 43.62% 17.41% 36.35% CRE Loans / Total Loans 38.18% 52.89% 42.26% Net Charge-Offs / Average Loans 0.09% 0.05% 0.08% Reserves / Gross Loans 0.85% 1.52% 1.04% Tangible Common Equity / Tangible Assets (Hold Co.) 7.63% 9.17% 7.65% Loans / Deposits 89.8% 66.0% 81.7% Yield on Earning Assets 4.24% 3.25% 3.86% Cost of Deposits 0.19% 0.17% 0.18% Net Interest Margin 3.77% 3.12% 3.50% Fee Income Ratio 17.00% 14.55% 16.32% Efficiency Ratio 54.70% 79.44% ~50% (1) ROATA 1.06% 0.41% 1.2%+ (1) ROATCE 13.81% 4.47% 14%+ (1) Franchise Balance Sheet Ratios Core Operating Ratios Pro Forma Balance Sheet

PAGE 7 Strategic Extension of Deposit Footprint Source: SNL Financial. Regional Banks in New York MSA Rank Bank Deposits Market Share Branches 1 M&T Bank $24,854 1.72% 176 2 New York Community 21,559 1.49 202 3 Signature Bank 19,759 1.37 27 4 PNC Financial 18,581 1.28 236 5 Banco Santander 16,838 1.16 197 6 Valley National Bancorp 11,356 0.78 206 7 Investors Bancorp 10,610 0.73 101 8 Apple Financial 10,433 0.72 77 9 Astoria Financial 9,851 0.68 85 Pro Forma STL / HVB 7,802 0.54 58 10 First Republic Bank 6,207 0.43 8 11 Provident Financial 5,302 0.37 82 12 Israel Discount Bank 5,014 0.35 4 13 Sterling Bancorp 4,941 0.34 30 14 New York Pvt. B&T 4,696 0.32 5 15 Ridgewood Savings 3,990 0.28 37 16 SNBNY Holdings Ltd. 3,743 0.26 1 17 Flushing Financial 3,258 0.23 18 18 Mizuho Financial Group 3,221 0.22 3 19 People's United 3,041 0.21 93 20 Hudson Valley 2,861 0.2 28

PAGE 8 Attractive Small-to-Middle Market Business Footprint Source: Oxxford Information Technology. New Haven 2,975 Fairfield 3,750 Hudson 1,686 Essex 4,983 Bergen 3,600 Passaic 1,356 Queens 3,553 New York 12,024 Nassau 4,320 Bronx 1,921 Suffolk 9,136 Rockland 859 Westchester 3,236 Putnam 208 Orange 1,260 Sullivan 355 Dutchess 916 Ulster 501 Kings 3,830 4,026 - 12,025 3,490 - 4,025 1,620 - 3,489 939 - 1,619 208 - 938 Range of Middle Market Businesses Quintiles 5 4 3 2 1 STL Branch HVB Branch Queens 3,553 Kings 3,830 New York 12,024 Significant opportunity to expand our small-to-middle market and consumer client bases in New York metro area

PAGE 9 Pro Forma Loan and Deposit Composition STL HVB Pro Forma Yield: 4.83% Yield: 4.59% Yield: 4.78% Loan Portfolio STL HVB Pro Forma Cost: 0.19% Cost: 0.17% Cost: 0.18% Deposit Portfolio Total: $5.3B Total: $6.6B Total: $1.8B Total: $4.8B Total: $8.1B Total: $2.8B

PAGE 10 $2,234 $2,425 $2,520 $2,634 $2,769 2010 2011 2012 2013 9/30/2014 Superior Deposit Franchise with Excess Liquidity Hudson Valley Has a Stable Base of Low Cost Deposits ($ in MMs) Loans/Deposits at 9/30/2014 = 66% Excess Liquidity at 92.5% Loans /Deposits Target = $733mm Cost of Deposits 0.53% 0.36% 0.24% 0.19% 0.17% (1) For the nine months ended 9/30/2014. % of Core Deposits 94% 95% 96% 97% 96% (1)

PAGE 11 Significant Liquidity Deployment Opportunity Proven Loan Origination Capabilities ($ in MMs) Average Net Loan Growth (Last 4 Quarters) Total Loans: $4.8B Yield on Loans: 4.83% $202 $63 $264 STL HVB Combined C&I 25% Warehouse Lending 4% Factoring 4% Payroll Finance 3% Equipment Finance 8% Commercial Real Estate 30% Multi-Family 8% ADC 2% Residential Mortgage 12% Other Consumer 4%

PAGE 12 ($ in MMs) Estimated Cost Savings Approximate Amount Compensation & Benefits $23 Technology & Communications 5 Occupancy & Office Operations 3 Retirement Plans / Other Compensation 2 Professional Fees 1 Estimated Cost Savings $34 Anticipated Disposition of ARS 8 Estimated Cost Savings Including Disposition of ARS $42 Compelling Cost Savings Opportunity Expected cost savings of $34mm upon full phase-in in 2016 Anticipated consolidation of 7 branches and 3 additional locations Additional $8mm of expense savings expected due to anticipated divestiture of A.R. Schmeidler & Co. manager and broker-dealer Net effect of divestiture is expected to be neutral to earnings and slightly accretive to tangible book value Includes impact of estimated $7.5mm of incremental run-rate expenses due to reaching $10bn asset size Cost Savings Details

PAGE 13 Due Diligence & Credit Review Credit risk due diligence on Hudson Valley portfolio Review process conducted mainly by senior credit executives of Sterling with geographic and functional area expertise (CRE, C&I, ABL, Equipment Finance) Portfolio review of >70% of outstanding commercial loans Review concluded that a 2.73% mark is appropriate Operational due diligence on Hudson Valley High quality operations with effective risk management and controls HVB management has made a significant investment in upgrading risk management capabilities in recent years Validation of projected operational efficiencies upon completion of the merger

Transaction Assumptions

Consideration	▪ Fixed exchange ratio of 1.92 Sterling shares for each Hudson Valley share ▪ 100% stock ▪ Aggregate deal value of ~$539 million based on STL closing price of $13.99 on November 4, 2014 (1)
Earnings Estimates	▪ Sterling: 2015E - $0.96; 2016E - $1.11 (based on calendar year)(2) ▪ Hudson Valley: 2015E - $0.78; 2016E - $1.10
Cost Savings	▪ Approximately $42mm annualized (pre-tax) including disposition of ARS ▪ Phased in 75% in 2015E and 100% in 2016E
Incremental Costs	▪ $7.5mm annual run-rate due to reaching $10bn+ asset size (includes Durbin Amendment costs) ▪ Loss of ~$8mm of ARS revenue following disposition (earnings neutral due to reduction in operating expenses)
Merger Related Costs	▪ Approximately $45mm (pre-tax)
Purchase Accounting Adjustments	▪ $50mm credit mark on loans (2.73% of total loans) ▪ Other net purchase accounting adjustments of $19.4mm
Excess Liquidity Deployment	▪ Deployment of Hudson Valley excess liquidity to target ~90% - 95% average loans / deposits in 2016 ▪ Incremental yield pick-up of 2.5%
Core Deposit Intangible	▪ 1% of core deposits (excludes jumbo time deposits) amortized on SYD basis over 10-year period
Anticipated Dividend	▪ Anticipated quarterly dividend of $0.07 per share to stay unchanged, subject to Board approval

Note: Earnings estimates based on IBES median consensus estimates as of October 31, 2014.

(1) Includes cash out of restricted stock units and stock options outstanding at close.

(2) Sterling estimates shown on a calendar year basis; Q4 2016 estimated EPS assumes Q3 2016 median EPS consensus estimate remains constant.

PAGE 14

PAGE 15 Pro Forma Financial Impact Transaction Accretion and Returns Expected Capital Position(2) 2015E EPS Accretion Accretive 2016E EPS Accretion ~7% IRR ~19% Tangible Book Value Earn-back Period(1) ~1.2 years Tangible Book Value Dilution (at close) ~1% TCE / TA 7.9% 9.2% 7.9% Tier 1 Leverage Ratio 8.3% 8.9% 8.0% Tier 1 Risk-based Ratio 10.6% 14.1% 10.9% Total Risk-based Capital Ratio 11.4% 15.4% 11.4% Sterling Hudson Valley Pro Forma (1) Based on tangible book value earn-- (2) Capitalization data estimated as of June 30, 2015.

PAGE 16 Transaction Summary Creates a $10B+ premier franchise focused on the small-to-middle market business segment in the New York metropolitan area Enhances scale - creates the #10 deposit rank among regional banks in the New York MSA Diversified commercial loan origination capabilities -in- Strong pro forma funding and liquidity profile Significant excess liquidity increases lending opportunities Strengthens asset sensitivity position Provides scalable presence in attractive Westchester market Financially attractive accretive to earnings, attractive IRR, fast recovery of TBV dilution

[LOGO]